                                                                   EXHIBIT 10.48

                                   EXHIBIT A

                          SUBORDINATED PROMISSORY NOTE


$1,000,000                                             Date:  September 30, 1999

                                                 Maturity Date:  October 1, 2002

FOR VALUE RECEIVED, Telocity, Inc. (f/k/a/ MachOne Communications, Inc.), a California corporation (the "Borrower") herby promises to pay to the order of MMC/GATX Partnership No. 1 (the "Lender"), in lawful money of the United States of America, the principal amount of ONE MILLION DOLLARS ($1,000,000) together with interest at twelve and ninety-nine one hundredths percent (12.99%) per annum from the date of this Subordinated Promissory Note (the "Note") to maturity of each installment on the principal hereof remaining from time to time unpaid, such principal and interest to be paid in 36 equal monthly installments of $33,689.14 each, commencing November 1, 1999 and on the same day of each month thereafter to and including October 1, 2002 (the "Maturity Date"), such installments to be applied first to accrued and unpaid interest and the balance to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each.

This Note is the Note referred to in, and is executed and delivered in connection with, that certain Subordinated Loan and Security Agreement dated May 28, 1999 by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

THIS NOTE IS EXPRESSLY SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT BY AND BETWEEN LENDER AND BORROWER FOR THE BENEFIT OF SENIOR CREDITOR. IN THE EVENT OF ANY CONTRADICTION OR INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL.

The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest and any other notice as permitted under the UCC or any applicable law.

This Note shall be governed by and construed and enforced in accordance with the laws of the State of California, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

      BORROWER:                           TELOCITY, INC. (F/K/A MACHONE
                                          COMMUNICATIONS, INC.)
                                          992 S. De Anza Blvd.
                                          San Jose, CA 95129


                                          By: /s/ KAREN NORTHUP
                                             ----------------------------------

                                          Name: Karen Northup
                                               --------------------------------

                                          Title: Controller
                                                -------------------------------

                      ANNEX B TO LOAN AGREEMENT SUPPLEMENT
                 Telocity, Inc. - Venture Loan - Schedule No. 5

NOTE AMOUNT                         1,000,000.00
INTEREST RATE                             12.99%
LOAN FACTOR:                             3.3689%
SCHEDULED PAYMENT AMOUNT (note 1): $   33,689.14

INTERIM PAYMENT AMOUNT:                    $0.00

FINAL PAYMENT AMOUNT:      An additional amount equal to 0% of the Original Loan
                           shall be paid on the Maturity Date with respect to such Loan.

                                                                                   STIPULATED
PAYMENT             PAYMENT                                                        LOSS VALUE
NUMBER               DATE               PAYMENT TO  MMC/GATX                        (Note 2)
-------            ----------           --------------------                       ----------
 1                 01-Oct-99                $0.00                                   100.00%
 2                 01-Nov-99           $33,689.14                                   100.00%
 3                 01-Dec-99           $33,689.14                                    98.26%
 4                 01-Jan-00           $33,689.14                                    95.86%
 5                 01-Feb-00           $33,689.14                                    93.43%
 6                 01-Mar-00           $33,689.14                                    90.97%
 7                 01-Apr-00           $33,689.14                                    88.48%
 8                 01-May-00           $33,689.14                                    85.97%
 9                 01-Jun-00           $33,689.14                                    83.43%
10                 01-Jul-00           $33,689.14                                    80.86%
11                 01-Aug-00           $33,689.14                                    78.27%
12                 01-Sep-00           $33,689.14                                    75.65%
13                 01-Oct-00           $33,689.14                                    73.00%
14                 01-Nov-00           $33,689.14                                    70.32%
15                 01-Dec-00           $33,689.14                                    67.61%
16                 01-Jan-01           $33,689.14                                    64.87%
17                 01-Feb-01           $33,689.14                                    62.10%
18                 01-Mar-01           $33,689.14                                    59.30%
19                 01-Apr-01           $33,689.14                                    56.47%
20                 01-May-01           $33,689.14                                    53.62%
21                 01-Jun-01           $33,689.14                                    50.73%
22                 01-Jul-01           $33,689.14                                    47.81%
23                 01-Aug-01           $33,689.14                                    44.85%
24                 01-Sep-01           $33,689.14                                    41.87%
25                 01-Oct-01           $33,689.14                                    38.85%
26                 01-Nov-01           $33,689.14                                    35.80%
27                 01-Dec-01           $33,689.14                                    32.72%
28                 01-Jan-02           $33,689.14                                    29.60%
29                 01-Feb-02           $33,689.14                                    26.45%
30                 01-Mar-02           $33,689.14                                    23.27%
31                 01-Apr-02           $33,689.14                                    20.05%
32                 01-May-02           $33,689.14                                    16.80%
33                 01-Jun-02           $33,689.14                                    13.51%
34                 01-Jul-02           $33,689.14                                    10.19%
35                 01-Aug-02           $33,689.14                                     6.83%
36                 01-Sep-02           $33,689.14                                     3.43%
37                 01-Oct-02           $33,689.14                                     0.00%
38                                          $0.00                                     0.00%
39                                          $0.00                                     0.00%
40                                          $0.00                                     0.00%
41                                          $0.00                                     0.00%
42                                          $0.00                                     0.00%
43                                          $0.00                                     0.00%
44                                          $0.00                                     0.00%
45                                          $0.00                                     0.00%
46                                          $0.00                                     0.00%
47                                          $0.00                                     0.00%
48                                          $0.00                                     0.00%
49                                          $0.00                                     0.00%

NOTE 1 The amount of such Scheduled Payment will change as the Loan Amount changes.
NOTE 2 Each Stipulated Loss Value amount assumes payment of all Scheduled Payments due on or before the Indicated Payment Date.